UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2007
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174 (Commission File No.)	14-1160510 (I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events
Today Warwick Valley Telephone Company (“WVT Communications”) issued a press release which announced certain results of the Company’s operations for the three and six month periods ended June 30, 2007. The Company’s press release is furnished herewith as Exhibit 99.1.
Item 9.01.   Financial Statements and Exhibits
     (c) Exhibits
          Exhibit 99.1.     Press release entitled “WVT Communications Reports Second Quarter 2007 Results,” dated August 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
(Registrant)

Date: August 13, 2007

By:	/s/ Kenneth H. Volz
	Name:	Kenneth H. Volz
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release entitled “WVT Communications Reports Second Quarter 2007 Results,” dated August 13, 2007.